Trust for Advised Portfolios
Supplement dated August 22, 2023
to the Summary Prospectus
dated July 31, 2023 for the
Bramshill Income Performance Fund

The Board of Trustees of Trust for Advised Portfolios (the “Trust”) has approved the reorganization of the Bramshill Income Performance Fund (the “Acquired Fund”), a series of the Trust, into a newly created series of Advisor Managed Portfolios also called the Bramshill Income Performance Fund (the “Acquiring Fund”).

The Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the Acquired Fund. In addition, Bramshill Investments, LLC, the investment adviser to the Acquired Fund, is the investment adviser to the Acquiring Fund and the Acquiring Fund has the same portfolio managers as the Acquired Fund.

To effectuate the reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held immediately prior to the reorganization. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

The reorganization does not require shareholder approval but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to shareholders in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is currently expected to occur on or around November 3, 2023. Prior to the reorganization, shareholders can continue to purchase and sell shares of the Acquired Fund as described in the Prospectus.

Please retain this supplement with your Summary Prospectus for future reference.